Revenues	12 Months Ended
Dec. 31, 2018
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Revenues

NOTE 25—REVENUES

Revenues amounted to 18,940 million euros in 2018, 19,828 million euros in 2017 and 19,025 million euros in 2016, decreased by 888 million euros from 2017 to 2018 compared to a increase by 803 million euros from 2016 to 2017.

Details are as follows:

	Year ended December 31,
	2018	2017	2016
	(millions of euros)
Equipment sales	1,538	1,560	1,378
Services	17,379	18,264	17,655
Revenues on construction contracts	23	4	(8)

Total	18,940	19,828	19,025

Revenues from telecommunications services are presented gross of amounts due to other TLC operators, equal to 1,616 million euros (1,737 million euros in 2017), included in Costs of services.

Revenues from services in 2018 include revenues for voice and data services on fixed and mobile networks for retail customers for 10,920 million euros and for other wholesale operators for 3,063 million euros.

Please note that in 2018, in applying IFRS 15, the Parent recognized a significant financial component in the offerings contemplating a time extension between fulfillment of the performance obligation and collection by the customer (“installment sales”); as a result, it reduced related revenues for a total amount of about 60 million euros.

For a breakdown of revenues by operating segment/geographical area, reference should be made to the Note “Segment Reporting”.